UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
BAIN CAPITAL PRIVATE CREDIT
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

April 20, 2026

Dear Shareholder:

You are cordially invited to attend the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) of Bain Capital Private Credit (the “Company,” “we,” “us,” or “our”) to be held on Thursday, May 21, 2026, at 3:00 p.m., Eastern Time. You will be able to participate in the Annual Meeting, vote and submit your questions via live webcast. In order to attend and participate, vote and submit a question for the Annual Meeting, you must register to attend by going to www.proxydocs.com/BCPrivateCredit and clicking on Register. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend. Prior to the Annual Meeting you will be able to vote your shares by following the instructions on your proxy card.

At the Annual Meeting, you will be asked to (i) elect three Class I Trustees of the Company who will serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified and (ii) ratify the selection of PricewaterhouseCoopers LLP (“PwC”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement include information relating to the matters to be acted on at the Annual Meeting.

Your vote is extremely important to us. To vote or submit your questions during the Annual Meeting, you will need to enter the control number on your notice of the Annual Meeting. If your shares are held in book-entry form on the records of U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, our transfer agent and registrar, we have enclosed a proxy card for your use. You may vote these shares by completing and returning the proxy card or, alternatively, calling a toll-free telephone number or using the Internet as described on the proxy card. If a broker or other nominee holds your shares in “street name,” your broker has enclosed a voting instruction form, which you should use to vote those shares. The voting instruction form indicates whether you have the option to vote those shares by telephone or by using the Internet.

On behalf of management and the Company’s Board of Trustees, we thank you for your continued support of the Company.

Sincerely,

/s/ Michael Ewald
Michael Ewald
Chief Executive Officer

PLEASE SIGN, DATE AND RETURN THE ENCLOSED VOTING INSTRUCTION FORM OR THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE OR USE THE INTERNET OR TELEPHONE VOTING OPTIONS TO CAST YOUR VOTE AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON MAY 21, 2026

Our Proxy Statement and annual report on Form 10-K for the year ended December 31, 2025 are available online at www.proxydocs.com/BCPrivateCredit (please have the control number found on your proxy card ready when you visit this website).

The following information applicable to the Annual Meeting may be found in the Proxy Statement and accompanying proxy card:

•	The date, time and location of the meeting;

•	A list of the matters intended to be acted on and the Board of Trustees’ recommendations regarding those matters;

•	Any control/identification numbers that you need to access your proxy card; and

•	Information about attending the meeting and voting via live webcast.

BAIN CAPITAL PRIVATE CREDIT

200 CLARENDON STREET, 37th FLOOR

BOSTON, MASSACHUSETTS 02116

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 21, 2026

Notice is hereby given to holders of common shares of Bain Capital Private Credit, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”), that the 2026 Annual Meeting of Shareholders (the “Annual Meeting”) will be held on Thursday, May 21, 2026, at 3:00 p.m., Eastern Time. This year’s Annual Meeting will be a completely virtual meeting of shareholders, which will be conducted via live webcast. It is important to note that shareholders will have the same rights and opportunities by participating in a virtual meeting as they would if attending an in-person meeting. You can participate in the Annual Meeting, vote and submit your questions during the Annual Meeting. In order to attend and participate, vote and submit a question for the Annual Meeting, you must register to attend by going to www.proxydocs.com/BCPrivateCredit and clicking on Register. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend. Prior to the Annual Meeting you will be able to vote your shares by following the instructions on your proxy card. The Annual Meeting will be held for the following purposes:

1.

To elect three Class I Trustees of the Company who will serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified (the “Trustee Proposal”); and

2.	To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal”).

THE BOARD, INCLUDING EACH OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS A VOTE “FOR” (1) THE TRUSTEE PROPOSAL AND (2) THE AUDITOR PROPOSAL.

The close of business on April 10, 2026 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting or at any adjournment or postponement thereof.

Please call 617-516-2350 for directions on how to attend the Annual Meeting and vote via live webcast. Please note that if you plan to attend the Annual Meeting, you must register to attend by going to www.proxydocs.com/BCPrivateCredit and clicking on Register. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend.

Your vote is extremely important to us. Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and promptly return the enclosed voting instruction form or proxy card in the envelope provided. You may also vote easily and quickly by Internet or by telephone, following the instructions on the proxy card or, if your broker allows, the voting instruction form.

By Order of the Board of Trustees,

/s/ Adriana Rojas Garzón
Adriana Rojas Garzón
Vice President

April 20, 2026

BAIN CAPITAL PRIVATE CREDIT

200 CLARENDON STREET, 37th FLOOR

BOSTON, MASSACHUSETTS 02116

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

May 21, 2026

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the “Board” and each member thereof, a “Trustee” and collectively, the “Trustees”) of Bain Capital Private Credit, a Delaware statutory trust (the “Company,” “we,” “us,” or “our”), for use at the Company’s 2026 Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Thursday, May 21, 2026, at 3:00 p.m., Eastern Time, or at any and all adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of 2026 Annual Meeting of Shareholders dated April 20, 2026 (the “Notice”). The Company is a closed-end management investment company that has elected to be treated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). BCPC Advisors, LP, a Delaware limited partnership (the “Advisor”), serves as the investment adviser and administrator to the Company. The principal executive offices of each of the Company and the Advisor are located at 200 Clarendon Street, 37th Floor, Boston, MA 02116.

You can virtually attend the Annual Meeting online, vote your shares electronically and submit questions during the Annual Meeting, and at any postponements or adjournments thereof. In order to attend and participate, vote and submit a question for the Annual Meeting, you must register to attend by going to www.proxydocs.com/ BCPrivateCredit and clicking on Register. Once you have registered, you will receive an email confirmation with additional details related to the virtual meeting, including a unique link to attend. It is important to note that shareholders have the same rights and opportunities by participating in a virtual meeting, as they would if attending an in-person meeting.

We encourage you to access the Annual Meeting prior to the start time. The live webcast and listen-only conference call will begin promptly at 3:00 p.m. Eastern Time. We will have technicians ready to assist you with any technical difficulties you may have accessing the live webcast. The virtual meeting platform is fully supported across browsers (Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to dial-in to the conference call or log in and ensure that they can hear audio prior to the start of the Annual Meeting.

This Proxy Statement and the accompanying Notice and form of proxy are being provided to shareholders on or about April 20, 2026. The Board has fixed the close of business on April 10, 2026 as the record date (the “Record Date”) for the determination of shareholders entitled to receive notice of, and to vote at, the Annual Meeting. As of the Record Date, 40,474,691 common shares of the Company, par value $0.01 per share (the “Common Shares”), were issued and outstanding, and the Company had not issued any shares of preferred stock. Shareholders of the Company are entitled to cast one vote for each share held and fractional votes for each fractional share held.

If the form of proxy is properly executed and returned in time to be voted at the Annual Meeting, the shares covered thereby will be voted at the Annual Meeting in accordance with the instructions marked thereon. All properly executed proxies received by the Board that do not specify how shares should be voted will be voted “FOR” each of the Proposals described in this Proxy Statement, and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Annual Meeting or at any adjournment or postponement thereof.

The Board does not know of any matter to be considered at the Annual Meeting other than (i) the election of the three Class I Trustee nominees (the “Trustee Proposal”) and (ii) the proposal to ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (the “Auditor Proposal” and, collectively with the Trustee Proposal, the “Proposals”). Shareholders of the Company have no dissenters’ or appraisal rights in connection with any of the Proposals described herein.

In addition to mail, the Company’s officers, and personnel of the Advisor and transfer agent and any authorized proxy solicitation agent, may also solicit proxies by telephone, internet or in person. If the Company records votes through the internet or by telephone, it will use procedures designed to authenticate shareholders’ identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their identities have been properly recorded.

The Company will pay the costs and expenses associated with this Proxy Statement and solicitation, in a manner agreed upon by the Board. The Company has engaged Donnelley Financial Solutions (“DFIN”), an independent proxy solicitation firm, to assist in the distribution of the proxy materials and tabulation of proxies. The costs of DFIN’s services in connection with the proxy solicitation are estimated to be $25,000, which will be paid by the Company, and the Company estimates that printing and mailing costs for the solicitation will total approximately $20,000.

VOTING INFORMATION

Record Date and Who May Vote

The Board selected April 10, 2026 as the Record Date. This means that if you were a registered shareholder with our transfer agent and registrar, U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, as of the close of business on the Record Date, you may vote your shares on the matters to be considered by our shareholders at the Annual Meeting. If your shares were held in “street name” on that date, the broker or other nominee that was the record holder of your shares has the authority to vote them at the Annual Meeting in accordance with your instructions. They have forwarded to you this Proxy Statement seeking your instructions on how you want your shares voted.

How to Vote

For shares held of record, you can vote your shares electronically via live webcast at the Annual Meeting or vote now by giving us your proxy. You may give us your proxy by completing the enclosed proxy card and returning it in the enclosed U.S. postage-prepaid envelope, or by calling a toll-free telephone number or using the Internet as further described on the enclosed proxy card. Telephone and Internet voting procedures have been designed to verify your identity through a personal identification or control number and to confirm that your voting instructions have been properly recorded. If you vote using either of these electronic means, you will save us return mail expense.

By giving us your proxy, you will be directing us on how to vote your shares at the Annual Meeting. Even if you plan on attending the Annual Meeting, we urge you to vote now by giving us your proxy. This will ensure that your vote is represented at the Annual Meeting. If you do attend the Annual Meeting, you can change your vote then, if you desire to do so.

If your shares are held in “street name”, the broker or nominee that holds your shares has the authority to vote them, absent your approval, only as to routine matters. The Auditor Proposal is considered a routine matter under applicable rules. The Trustee Proposal is considered a non-routine matter under applicable rules. For non-routine matters to be voted on at the Annual Meeting, the broker or nominee that holds your shares will need to obtain your authorization to vote those shares and has enclosed a voting instruction form with this proxy statement. In either case, they will vote your shares as you direct on their voting instruction form. If you fail to provide voting instructions on the Trustee Proposal to your broker or nominee, your shares will be “broker non-votes” and will not be counted as a vote cast either for or against the Trustee Proposal. You can vote by completing the enclosed voting instruction form and returning it in the enclosed U.S. postage-prepaid envelope. If you want to vote your shares electronically via live webcast at the Annual Meeting, you must obtain a valid proxy from your broker or nominee. You should refer to the instructions provided in the enclosed voting instruction form for further information. Additionally, the availability of telephone or Internet voting depends on the voting process used by the broker or nominee that holds your shares.

You may receive more than one proxy statement and proxy card or voting instruction form if your shares are held through more than one account (e.g., through different brokers or nominees). Each proxy card or voting instruction form only covers those Common Shares held in the applicable account. If you hold shares in more than one account, you will have to provide voting instructions as to all your accounts to vote all your shares.

How to Revoke or Change Your Vote

For shares held of record, you may revoke a proxy or change your vote at any time before it is exercised by written notice to our Secretary, returning a properly executed, later-dated proxy or by voting electronically via live webcast at the Annual Meeting. Unless you attend the Annual Meeting and vote your shares electronically via live webcast, you should change your vote using the same method (by telephone, Internet or mail) that you first used to vote your shares. That way, the inspectors of election for the Annual Meeting will be able to verify your latest vote. Please note that you cannot use the listen-only conference call to revoke your proxy or to vote.

For shares held in “street name”, you should follow the instructions in the voting instruction form provided by your broker or nominee to change your vote. If you want to change your vote as to shares held in “street name” by voting electronically via live webcast at the Annual Meeting, you must obtain a valid proxy from the broker or nominee that holds those shares for you.

Quorum Required

A quorum must be present at the Annual Meeting for any business to be conducted. The presence at the Annual Meeting, online or by proxy, of the holders of at least fifty percent (50%) of the Common Shares issued and outstanding and entitled to vote shall constitute a quorum for the Annual Meeting. There were 40,474,691 Common Shares outstanding on the Record Date, of which at least 20,237,345.50 must be present electronically via live webcast or represented by proxy at the Annual Meeting in order for a quorum to be present. Those shareholders accessing the Annual Meeting via listen-only conference call will not be deemed to be “present” for purposes of determining a quorum for the Annual Meeting. Broker non-votes will be counted as shares “present” for purposes of determining a quorum for the Annual Meeting.

If you attend the Annual Meeting or vote your shares using the enclosed proxy card or voting instruction form (including any telephone or Internet voting procedures provided), your shares will be counted toward a quorum, even if you abstain from voting on a particular matter.

If a quorum is not present at the Annual Meeting, the presiding officer or the shareholders who are represented at the Annual Meeting or by proxy may adjourn the Annual Meeting to permit the further solicitation of proxies.

Vote Required and How Votes Are Counted

Trustee Proposal. The Trustees will be elected by an affirmative vote of a plurality of the votes cast by shareholders present electronically via live webcast or by proxy at the Annual Meeting. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Auditor Proposal. Approval of the Auditor Proposal requires the affirmative vote of the holders of a majority of the votes cast by shareholders present electronically via live webcast or by proxy at the Annual Meeting. Abstentions will not be included in determining the number of votes cast and, as a result, will not have any effect on this proposal.

Broker Non-Votes. The Trustee Proposal is considered a non-routine matter under applicable rules. Accordingly, brokers will not have discretionary authority to vote any Common Shares held in “street name” by their customers on the Trustee Proposal. Any broker non-votes with respect to the Trustee Proposal will be counted for purposes of establishing a quorum but will not be counted as a vote cast either for or against the Trustee Proposal. The Auditor Proposal is considered a routine matter under applicable rules, and brokers will have discretionary authority to vote on the Auditor Proposal any Common Shares held in “street name” in the absence of voting instructions. As a result, there will be no broker non-votes with respect to the Auditor Proposal.

If you have any questions regarding the proxy materials, please contact the Company at 617-516-2350. If the enclosed proxy card is properly executed and received prior to the Annual Meeting and has not been revoked, the shares represented thereby will be voted in accordance with the instructions marked on the returned proxy card or, if no instructions are marked, the proxy card will be voted “FOR” the Proposals described in this Proxy Statement and in the discretion of the persons named as proxies in connection with any other matter that may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

If (i) you are a member of a household in which multiple shareholders of the Company share the same address, (ii) your shares are held in “street name” and (iii) your broker or bank has received consent (or deemed consent) to household material, then your broker or bank may send to your household only one copy of this Proxy Statement and our annual report on Form 10-K for the year ended December 31, 2025 (the “2025 Annual Report”), unless your broker or bank has received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Proxy Statement and the 2025 Annual Report, the Company will deliver promptly to you, upon written or oral request, a separate copy of this Proxy Statement and the 2025 Annual Report at a shared address to which a single copy of the documents was delivered. To receive a separate copy of this Proxy Statement or the 2025 Annual Report, please contact the Company by calling 617-516-2350, or by mail to the Company’s principal executive offices at Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116. If your shares are held with certain banks, trust companies, brokers, dealers, investment advisers and other financial intermediaries (each, an “Authorized Institution”) and you would like to receive a separate copy of future proxy statements, notices of internet availability of proxy materials, prospectuses or annual reports or you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact your Authorized Institution.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain ownership information with respect to Common Shares, as of the Record Date, for each of our current Trustees, nominees and executive officers, for our Trustees and executive officers as a group and for each person known to us to beneficially own more than 5% of the outstanding Common Shares. With respect to persons known to us to beneficially own more than 5% of the outstanding Common Shares, we base such knowledge on beneficial ownership filings made by the holders with the Securities and Exchange Commission (“SEC”) and other information known to the Company.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There are no Common Shares subject to options that are currently exercisable or exercisable within 60 days of the Record Date. The percentage ownership is based on 40,474,691 Common Shares outstanding as of the Record Date.

Unless otherwise indicated, to our knowledge, each shareholder listed below has sole voting and investment power with respect to the shares owned by the shareholder and maintains an address c/o Bain Capital Private Credit at 200 Clarendon Street, 37th Floor, Boston, MA 02116.

Name and Address	Nature of Beneficial Ownership	Shares Beneficially Owned	Percentage
Beneficial Owners of More Than 5%
Bain Capital SIP Investments, LP	Beneficial	3,480,000.0	24.8%
Bain Capital Credit, LP	Beneficial	5,839,552.0	23.74%
Bain Capital Asset Management, LP(1)	Beneficial	4,678,209.0	14.1%
Bain Capital DCB Investments, LP	Beneficial	3,998,207.55	10.5%
Independent Trustees
Amy Butte	N/A	—	—
David G. Fubini	N/A	—	—
Thomas A. Hough	N/A	—	—
Jay Margolis	N/A	—	—
Clare S. Richer	N/A	—	—
Interested Trustees
Michael A. Ewald	N/A	—	—
Jeffrey B. Hawkins	N/A	—	—
Michael J. Boyle	N/A	—	—
Executive Officers Who Are Not Trustees
Amit Joshi	N/A	—	—
Caroline Hooper	N/A	—	—
Adriana Rojas Garzón	N/A	—	—
Sabrina Rusnak-Carlson	N/A	—	—
Katherine Schneider	N/A	—	—
Trustees and Executive Officers as a Group (13 persons)	N/A	—	—

(1)

Bain Capital Asset Management (GP), LLC is the general partner of Bain Capital Asset Management, LP and, in such capacity, may be deemed to be the indirect beneficial owner of Common Shares beneficially owned by Bain Capital Asset Management, LP. The business address of Bain Capital Asset Management (GP), LLC is 200 Clarendon Street, Boston, Massachusetts 02116.

*	Represents less than 1.0%.

Dollar Range of Equity Securities Beneficially Owned by Trustees

The following table sets out the dollar range of the Company’s equity securities beneficially owned by each of the Company’s trustees as of the Record Date. Beneficial ownership for the below table has been determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Dollar Range of Equity Securities in the Company(1)
Name of Trustee
Independent Trustees
Amy Butte	None
David G. Fubini	None
Thomas A. Hough	None
Jay Margolis	None
Clare S. Richer	None
Interested Trustees
Michael A. Ewald	None
Jeffrey B. Hawkins	None
Michael J. Boyle	None

(1)	Dollar ranges are as follows: none, $1 – $10,000, $10,001 – $50,000, $50,001 – $100,000, or over $100,000.

PROPOSAL 1

ELECTION OF CLASS I TRUSTEES

The Board is currently composed of eight Trustees, who are divided into three classes with staggered terms of three years, such that the term of office of one class expires at each annual meeting of shareholders. The terms of the Company’s Class I Trustees expire at the Annual Meeting. As such, the holders of the Company’s Common Shares are being asked to elect Amy Butte, Thomas A. Hough and Clare S. Richer as Class I Trustees of the Company, each to serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successors are duly elected and qualified. Mr. Hough, Ms. Butte and Ms. Richer are currently serving as Class I Trustees of the Company and have consented to being named in this Proxy Statement and agreed to continue to serve as Class I Trustees if elected. If Mr. Hough, Ms. Butte and Ms. Richer are not available to serve as a Trustee, proxies may be voted for the election of other persons selected by the Board. It is not anticipated that Mr. Hough, Ms. Butte and Ms. Richer will be unable or unwilling to serve. Shareholders of the Company have no cumulative voting rights with respect to the election of trustees.

Information about the Nominees and Trustees

The following tables provide information concerning the Class I Trustee nominees and the other individuals serving as Trustees of the Company, as of the date of this Proxy Statement. The Class I Trustee nominees are listed first in the table under “Class I Trustee Nominees.” The terms of the Class II and Class III Trustees expire in 2027 and 2028, respectively.

The Board believes that each of the Trustees, including the Class I Trustee nominees, have the experience, qualifications, attributes and skills appropriate to serve as a Trustee of the Company, in light of the Company’s business and structure. The significance or relevance of a nominee’s or Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all nominees and Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Advisor and its affiliates, other service providers, legal counsel and the Company’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Company and the shareholders. The Nominating and Governance Committee’s charter contains certain other factors that are considered by the Nominating and Governance Committee in identifying and evaluating potential nominees to serve as Trustees.

Based on each nominee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of the other Trustees, the Board has concluded that each nominee should continue to serve as a Trustee. Additionally, below is a brief discussion of the experience, qualifications, attributes and/or skills of each Class I Trustee nominee and continuing Trustee that led the Board, in consultation with the Nominating and Governance Committee, to conclude that each such individual should serve as a Trustee. There are no family relationships among any Trustees, Trustee nominees and executive officers of the Company.

The address for each listed individual is c/o Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116.

Class I Trustee Nominees

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Independent Trustee
Amy Butte (58)	Trustee and Chair of the Nominating and Governance Committee	Trustee since 2022; term expires 2026	Chief Financial Officer of Navan, Inc. (2024 – 2026)	2	Board Member and Audit Committee Chair of DigitalOcean (2018 – 2025); Board Member and Audit Committee Chair of Navan (2024 – 2024); Independent Director and Audit Committee Chair of BNP Paribas USA (2016 – 2023); Chairman of Board of Iron Spark (2021 – 2022); Board Member and Audit Committee Chair of Stash Financial (2023 – 2024); Independent Director and Chair of the Nominating and Corporate Governance Committee of Bain Capital Specialty Finance, Inc. (2019 – Present)

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Thomas A. Hough (73)	Trustee and Chairman of the Audit Committee	Trustee since 2022; term expires 2026	None	2	Independent Board Member, Audit Committee Member, Chair of the Finance Committee and Investment Committee of the National Kidney Foundation (2012 – 2021); Independent Director and Chairman of the Audit Committee of Bain Capital Specialty Finance, Inc. (2016 – Present)

Clare S. Richer (67)	Trustee and Chair of the Compensation Committee	Trustee since 2022; term expires 2026	None	2	Independent Board Member and Head of the Finance Committee of Principal Financial Group (2020 – Present); Human Resource Committee Member of Principal Financial Group (2025 – Present); Audit Committee Member of Principal Financial Group (2020 – 2025); Board Member and Audit Committee Member of the State Street Global Advisors SPDR ETF Mutual Funds (2018 – Present), University of Notre Dame (2015 – Present); Independent Director and Chair of the Compensation Committee of Bain Capital Specialty Finance, Inc. (2019 – Present)

*	“Fund Complex” includes the Company and Bain Capital Specialty Finance, Inc.

Amy Butte has served as a Trustee since April 2022 and is Chair of the Nominating and Governance Committee. Most recently, Ms. Butte served as the Chief Financial Officer of Navan and remains a Strategic Advisor to Navan. She is an Independent Director and Chair of the Nominating and Corporate Governance Committee for Bain Capital Specialty Finance, Inc. She is an advisor to the Long-Term Stock Exchange and the CORI Innovation Fund. Ms. Butte also served as the Audit Committee Chair and Board Member for DigitalOcean (2018 to 2025), a Board Member and Audit Committee Chair of Navan (2024 to 2024), a Board Member and Audit Committee Chair of Stash Financial (2023 to 2024), as an Independent Director, Audit Committee Chair and Risk Committee Member for BNP Paribas USA (2016 to 2023), the Chairman of the Board of Iron Spark (2021 to 2022). She was the Founder of TILE Financial and SpendGrowGive (2008 to 2012), Chief Financial Officer of Man Financial (2006 to 2008) and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004 to 2006). Prior to that, Ms. Butte was an Equity Research Analyst at Bear Stearns and Merrill Lynch. Ms. Butte received her M.B.A. from Harvard and her B.A. from Yale University.

Thomas A. Hough has served as a Trustee since April 2022 and is Chairman of the Audit Committee. Mr. Hough is currently an Independent Director and Chairman of the Audit Committee for Bain Capital Specialty

Finance, Inc. Mr. Hough was Executive Vice President and Chief Financial Officer of Arena Brands, Inc. and Lucchese, Inc., manufacturers and marketers of western boots, apparel and accessories headquartered in El Paso, TX, from October 2001 until retiring in July 2015. Mr. Hough’s direct responsibilities in such positions included accounting, finance, credit and collections, treasury, human resources, information technology, legal, and real estate. Prior to that, he worked primarily as a CFO for a number of companies including Vectrix Business Solutions, Inc., Jamba Juice Company, Chief Auto Parts, Inc., Roy Rogers Restaurants, and Peoples Drug Stores, Inc. Mr. Hough previously worked at Deloitte & Touche for thirteen years where he performed primarily audit services. Mr. Hough received a B.A. in administrative studies from Rowan University and subsequently received his certification as a CPA. He was, most recently through September 2021, an independent director, audit committee member and chair of the finance committee and investment committee for the National Kidney Foundation.

Clare S. Richer has served as a Trustee since April 2022 and is Chair of the Compensation Committee. Ms. Richer is an Independent Director, a Human Resource Committee Member and Head of the Finance Committee for Principal Financial Group, and an Independent Director and Chair of the Compensation Committee for Bain Capital Specialty Finance, Inc. She is a sitting Director and Audit Committee member of State Street Global Advisors SPDR ETF Mutual Funds. Ms. Richer is also a trustee of the University of Notre Dame and a member of such board’s compensation, investment, finance, and executive committees. Ms. Richer was most recently on the Audit Committee of Principal Financial Group from 2020 to 2025. She served on the board of the Alzheimer’s Association, MA/NH chapter from 2017 to 2024. From 2008 to 2017, she was the Chief Financial Officer of Putnam Investments. Prior to joining Putnam Investments, Ms. Richer held multiple Finance, Operations, and P&L leadership roles during her 25-year tenure at Fidelity Investments culminating in her appointment as Chief Financial Officer and member of the Management Committee. Prior to 1983, she was a senior auditor at Arthur Andersen & Company. Ms. Richer graduated from the University of Notre Dame and holds a B.B.A. in Business Administration.

Class II Trustees with Terms Expiring in 2027

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Independent Trustee
Jay Margolis (77)	Trustee	Trustee since 2022; term expires 2027	None	2	Board Member of Iron Spark (2021 – 2022); Lovepop (2019 – 2022); NFP Off Broadway Theater Company (2015 – 2021); Independent Director of Bain Capital Specialty Finance, Inc. (2016 – Present)
Interested Trustee**
Michael A. Ewald (53)	Trustee, Chief Executive Officer	Trustee since 2022; term expires 2027	Partner, Global Head of the Private Credit Group and Portfolio Manager for the Middle Market Credit and Global Direct	2	Board Member and Chair of the Board at Cradles To Crayons (2014 – Present); Tenax Aerospace, LLC (2018 – 2026); Precinmac Precision Machining (2020 – 2024); Trustee of Boston Athenaeum (2021 – Present); Trustee of Massachusetts Historical Society (2022 – Present); Board Member of ADT Pizza

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
			Lending fund strategies of Bain Capital Credit (2008 – Present)		(2018 – 2022); Director and Chief Executive Officer of Bain Capital Specialty Finance, Inc. (2016 – Present)

Michael J. Boyle (41)	Trustee, President	Trustee since 2022; term expires 2027	Partner in the Private Credit Group and Portfolio Manager for Global Direct Lending fund strategy of Bain Capital Credit (2019 – Present); Director in the Private Credit Group and Portfolio Manager for Global Direct Lending fund strategy of Bain Capital Credit (2016 – 2019)	2	Director and President of Bain Capital Specialty Finance, Inc. (2022 – Present)

*	“Fund Complex” includes the Company and Bain Capital Specialty Finance, Inc.
**	Mr. Ewald and Mr. Boyle are each deemed to be an “interested person” of the Company under the 1940 Act because of their affiliations with the Advisor.

Jay Margolis has served as a Trustee since April 2022. He is currently an Independent Director of Bain Capital Specialty Finance, Inc. He previously served as the Chairman and CEO of Cache, Inc., a publicly-held specialty chain of women’s apparel stores headquartered in New York, from 2013 until it filed for bankruptcy in February 2015. Previously, he was the Chairman of Intuit Consulting LLC, a consulting firm specializing in retail, fashion, and consumer products. Prior to his time with Intuit, Mr. Margolis served as the President and CEO of Apparel Group of Limited Brands Corporation where he oversaw operations of Limited Brands’ Apparel Division. Before assuming that position, he had been President and Chief Operating Officer of Massachusetts-based Reebok International. Mr. Margolis also has held executive positions at Esprit de Corp USA, Tommy Hilfiger Inc., and Liz Claiborne, Inc. He received a B.A. from Queens College, a part of The City University of New York. He had previously served on the boards of Iron Spark, Lovepop, Boston Beer Company, Godiva Chocolatier, Inc., Burlington Coat Factory and NFP Off Broadway Theater Company.

Michael A. Ewald has served as a Trustee since April 2022. Mr. Ewald is Chief Executive Officer of the Company and serves on the Advisor’s Credit Committee. He is currently a Director and the Chief Executive Officer of Bain Capital Specialty Finance, Inc. He joined Bain Capital Credit, LP (“Bain Capital Credit”) in 1998, and is a Partner, the head of the Private Credit Group and a Portfolio Manager for Bain Capital Credit’s

Middle Market Credit and Global Direct Lending fund strategies. Previously, Mr. Ewald was an Associate Consultant at Bain & Company for three years where he focused on strategy consulting to the Financial Services, Manufacturing and Consumer Products industries. Prior to that, he worked at Credit Suisse First Boston as an analyst in the Regulated Industries group. Mr. Ewald received an M.B.A. from the Amos Tuck School of Business at Dartmouth College and a B.A. magna cum laude from Tufts University.

Michael J. Boyle has served as President of the Company since April 2022 and as a Trustee since July 2022. He is currently a Director and the President of Bain Capital Specialty Finance, Inc. He is a Partner and Portfolio Manager in the Private Credit Group for Bain Capital Credit. He is responsible for Bain Capital Credit’s Global Direct Lending strategy. Mr. Boyle started his career at Bain Capital Credit, over which time he has been a member of the portfolio analytics team, the Industry Research team, and the Liquid Credit portfolio management team. Mr. Boyle received a B.S. from Boston College.

Class III Trustees with Terms Expiring in 2028

Name and Age	Position(s) held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Companies In Fund Complex Overseen by Trustee*	Other Directorships Held During the Past Five Years
Independent Trustee
David G. Fubini (72)	Trustee	Trustee since 2022; term expires 2028	Senior Lecturer in the Organizational Behavior Unit at Harvard Business School (2015 – Present)	2	Board Member of Leidos Holdings, Inc. (2013 – Present); J.M. Huber Corporation (industrial products) (2017 – Present); and Mitre Corporations (2014 – 2022); a Trustee of the University of Massachusetts System (2013 – 2020); Independent Director of Bain Capital Specialty Finance, Inc. (2016 – Present)
Interested Trustee**
Jeffrey B. Hawkins (56)	Trustee and Chairman of the Board	Trustee since 2022; term expires 2028	Partner and Deputy Managing Partner of Bain Capital Credit, a Risk & Oversight Committee member and member of the Credit Committee of Bain Capital Credit (2007 – Present)	2	Chair of the Board of the Boston Public Library Fund(2014 – Present); Board Member of Buckingham, Browne and Nichols (2019 – Present); Board Member of Trinity College (2019 – Present) and Former Board Member of Dana Hall School (2014 – 2020); Director and Chairman of the Board of Bain Capital Specialty Finance, Inc. (2016 – Present)

*	“Fund Complex” includes the Company and Bain Capital Specialty Finance, Inc.

**	Mr. Hawkins is deemed to be an “interested person” of the Company under the 1940 Act because of his affiliations with the Advisor.

David G. Fubini has served as a Trustee since April 2022. He is currently an Independent Director of Bain Capital Specialty Finance, Inc. Mr. Fubini has served as a Senior Lecturer in the Organizational Behavior Unit at Harvard Business School since 2015. Previously, he was a Senior Partner of McKinsey & Company where he worked for over 34 years. He was McKinsey’s Managing Director of the Boston office, and the past leader of the North American Organization Practice as well as the co-founder and leader of the firm’s Worldwide Merger Integration Practice. During his tenure, Mr. Fubini led, and/or had been a member of, many firm personnel committees, as well as a participant in a wide cross-section of McKinsey’s governance forums and committees. Prior to joining McKinsey, he was an initial member of a small group that became the McNeil Consumer Products Company of Johnson & Johnson and helped launch the Tylenol family of products into the over-the-counter consumer marketplace. Mr. Fubini graduated with a B.B.A. from University of Massachusetts, Amherst and an M.B.A. from Harvard Business School, both with distinction. He is currently a member of the board of directors for Leidos Holdings, Inc., as well as J.M. Huber Corporation, a family-owned company. He is also a board advisor for DLA Piper. He was formerly a Trustee of the University of Massachusetts System and board member of Compuware Corporation and Mitre Corporations.

Jeffrey B. Hawkins has served as a Trustee since April 2022 and is the Chairman of the Board. He is currently Chairman of the Board and a Director of Bain Capital Specialty Finance, Inc. He is a Partner and Deputy Managing Partner, and a member of both the Risk & Oversight Committee and the Credit Committee of Bain Capital Credit, an affiliate of the Company. Previously, Mr. Hawkins was at Ropes & Gray, LLP working on securities law, mergers & acquisitions and collateralized debt funds. Mr. Hawkins received a J.D. from Harvard Law School and a B.A. Phi Beta Kappa from Trinity College.

Information About the Executive Officers Who Are Not Trustees

Set forth below is certain information about our executive officers who are not trustees:

Name	Age	Position
Amit Joshi	43	Chief Financial Officer
Caroline Hooper	37	Chief Compliance Officer
Adriana Rojas Garzón	47	Vice President
Sabrina Rusnak-Carlson	46	General Counsel
Katherine Schneider	39	Secretary

The address for each executive officer is c/o Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116. Each officer holds office at the pleasure of the Board until the next election of officers or until his or her successor is duly elected and qualified.

Amit Joshi. Mr. Joshi has served as Chief Financial Officer and Treasurer of the Company since October 2023 and September 2023, respectively. He is a Senior Vice President for Bain Capital Credit. Mr. Joshi joined Bain Capital Credit in September 2023 and previously served as Treasurer of the Company. Mr. Joshi is also Chief Financial Officer and Treasurer of Bain Capital Specialty Finance, Inc. Mr. Joshi previously worked at Apollo Global Management starting in 2013, as a Chief Financial Officer for Apollo Debt Solutions BDC and as a Chief Accounting Officer, Assistant Treasurer and Vice President of Midcap Financial Investment Corporation, a registered business development company, and some of the private funds including CLOs, private drawdown funds and operating companies. Prior to that he served as Senior Manager at Ernst & Young from January 2008 to September 2013 and prior to that at a mid-size accounting firm in New York as Audit Senior from 2006 to 2008 and in various international offices in roles with increasing responsibility from 2003 to 2006. Mr. Joshi is a Certified Public Accountant, Chartered Financial Analyst and Chartered Accountant. Mr. Joshi graduated with first-class honors from Calcutta University, India.

Caroline Hooper. Ms. Hooper has served as the Chief Compliance Officer of the Company since February 2026. Ms. Hooper is a Vice President of Compliance, Capital Markets. Ms. Hooper joined Bain Capital in 2015. Ms. Hooper received a J.D. from Suffolk University Law School and a B.A. from Sewanee: The University of the South.

Adriana Rojas Garzón. Ms. Rojas Garzón has served as Vice President of the Company since June 2025. Ms. Rojas Garzón is a Vice President and Associate General Counsel, Capital Markets. Ms. Rojas Garzón joined Bain Capital in 2010. Prior to joining Bain Capital, she was an Associate at Sullivan & Worcester LLP where her practice focused on credit transactions, corporate securities, and mid-sized private equity transactions. Ms. Rojas Garzón received a J.D. from Boston College Law School, a LL.M from Boston University School of Law and a B.S. from Boston College.

Sabrina Rusnak-Carlson. Ms. Rusnak-Carlson has served as General Counsel of the Company since September 2025. Ms. Rusnak-Carlson was previously the General Counsel for First Eagle Alternative Credit, the successor to THL Credit. Prior thereto, she was a Partner in the Private Credit Group at Proskauer Rose LLP. She received her B.S. from Georgetown University and her J.D. from Boston University School of Law.

Katherine Schneider. Ms. Schneider has served as Secretary of the Company since April 2025. Ms. Schneider joined Bain Capital in 2020 and is a Managing Director on the Investor Relations team. Previously, Ms. Schneider was a Vice President at Goldman Sachs Asset Management. Ms. Schneider received a B.S. from Fairfield University.

CORPORATE GOVERNANCE

Board Purpose and Leadership Structure

Our business and affairs are managed under the direction of the Board. The Board consists of eight members, five of whom are not “interested persons” as defined under Section 2(a)(19) of the 1940 Act (each such Trustee, an “Independent Trustee”). Based on these independence standards and the recommendation of the Nominating and Governance Committee, the Board has affirmatively determined that the following Trustees are Independent Trustees: Amy Butte, David G. Fubini, Thomas A. Hough, Jay Margolis and Clare S. Richer. The Board has considered certain portfolio investments and other transactions in which the Independent Trustees may have had a direct or indirect interest, including the transactions, if any, described under the heading “Certain Relationships and Related-Party Transactions” in evaluating each Independent Trustee’s independence under the 1940 Act and the Board determined that no such transaction would impact the ability of any such Independent Trustee to exercise independent judgment or impair his or her independence.

The Board elects our officers, who serve at the discretion of the Board. The responsibilities of the Board include, among other things, oversight of the process used to determine the fair value of our assets, corporate governance activities, oversight of our financing arrangements and oversight of our investment activities. Oversight of our investment activities extends to oversight of the risk management processes employed by the Advisor as part of its day-to-day management of our investment activities. The Board anticipates reviewing risk management processes at both regular and special Board meetings throughout the year, consulting with appropriate representatives of Bain Capital Credit, the Company’s chief compliance officer, the Company’s independent registered public accounting firm and counsel, as necessary, and periodically requesting the production of risk management reports or presentations. In addition, the Audit Committee of the Board (which consists of all the Independent Trustees) is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The goal of the Board’s risk oversight function is to ensure that the risks associated with our investment activities or operations, including cybersecurity risks, are accurately identified, thoroughly investigated and responsibly addressed. Investors should note, however, that the

Board’s oversight function cannot eliminate all risks or ensure that particular events do not adversely affect the value of investments. The Board re-examines the manner in which it administers its risk oversight function on an ongoing basis to ensure that it continues to meet the Company’s needs.

Jeffrey Hawkins, an “interested person” of the Company due to his relationship with the Advisor and Bain Capital Credit, serves as Chairman of our Board. The Board believes that Mr. Hawkins’ history with Bain Capital Credit, his familiarity with its investment platform, and his extensive knowledge of and experience in the financial services industry qualify him to serve as the Chairman of our Board. In addition, the Board believes that the current leadership structure with Mr. Hawkins serving as Chairman of the Board promotes strategy development and execution while facilitating effective, timely communication between management and the Board and is optimum for effective corporate governance.

We are aware of the potential conflicts that may arise when a non-Independent Trustee is Chairman of our Board, but believe these potential conflicts are offset by our strong corporate governance practices. Our corporate governance practices include regular meetings of the Independent Trustees in executive session without the presence of interested trustees and management, the establishment of an Audit Committee, a Nominating and Governance Committee and a Compensation Committee, each of which is comprised solely of Independent Trustees, and the appointment of a Chief Compliance Officer, with whom the Independent Trustees meet without the presence of interested trustees and other members of management, for administering our compliance policies and procedures. The scope of the responsibilities assigned to each of the Board’s standing committees is discussed in greater detail below. The Board does not have a separately designated lead Independent Trustee, but has designated the Chair of the Nominating and Governance Committee or her designee to preside over all executive sessions of our Independent Trustees.

Board Meetings and Attendance

We require each Trustee to make a diligent effort to attend all Board and committee meetings. During 2025, including both regularly scheduled and special meetings, the Board met a total of four times, the Audit Committee met a total of four times, the Nominating and Governance Committee met a total of two times and the Compensation Committee met a total of three times. During 2025, all Trustees attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which they serve. The Audit Committee met with the Company’s independent registered public accounting firm outside of the presence of management at least once each quarter.

The Trustees are encouraged to attend the Company’s annual meetings of shareholders. The Annual Meeting is the Company’s first annual meeting of shareholders.

Standing Board Committees

The Board currently has, and appoints the members of, a standing Audit Committee, Nominating and Governance Committee and Compensation Committee and may establish additional committees from time to time as necessary. Each of those committees is comprised entirely of Independent Trustees and has a written charter approved by the Board, each of which is available on our website at https://www.baincapitalprivatecredit.com in the “Investors – Governance” section. The current members of the standing committees, as of the Record Date, are identified in the following table.

Board Committees
Independent Trustee	Audit	Compensation	Nominating and Governance
Amy Butte	☒	☒	Chair
David G. Fubini	☒	☒	☒
Thomas A. Hough	Chair	☒	☒
Jay Margolis	☒	☒	☒
Clare S. Richer	☒	Chair	☒

Audit Committee

The Audit Committee’s responsibilities include, among other things, overseeing the process for the fair valuation of our debt and equity investments that are not publicly traded or for which current market values are not readily available, selecting our independent registered public accounting firm and overseeing its work, reviewing with such independent registered public accounting firm the planning, scope and results of the audit of our financial statements, pre-approving the fees for services performed by such independent registered public accounting firm, reviewing with the independent registered public accounting firm the adequacy of our internal control systems, reviewing and discussing with management and the independent accountants the annual audited and quarterly financial statements, overseeing internal accounting staff and periodic filings, receiving and reviewing audit reports and monitoring our legal, ethical and regulatory compliance with a focus on matters impacting the financial statements.

The Board has determined that Mr. Hough is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. In addition, each of the current Audit Committee members – Ms. Butte, Mr. Fubini, Mr. Hough, Mr. Margolis and Ms. Richer – meets the requirements of Rule 10A-3 under the Exchange Act.

Nominating and Governance Committee

The Nominating and Governance Committee’s responsibilities include, among other things (i) identifying, selecting, researching and nominating qualified nominees for approval by the Board and, if applicable, election by the Company’s shareholders at each annual shareholder meeting, (ii) selecting qualified nominees to fill any vacancies on the Board or a committee of the Board, (iii) developing and recommending to the Board a set of corporate governance principles applicable to the Company, (iv) overseeing the evaluation of the Board and management and (v) undertaking such other duties and responsibilities as may from time to time be delegated by the Board to the Nominating and Governance Committee.

The Nominating and Governance Committee considers shareholder recommendations for possible nominees for election as trustees when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Governance Committee Charter and any applicable law, rule or regulation regarding trustee nominations. Our bylaws provide that a shareholder who wishes to nominate a person for election as a trustee at a meeting of shareholders must be entitled to vote at such meeting and comply with the advance notice procedures of our bylaws, including submitting timely notice in writing to our Secretary, c/o Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116. In addition to the requirements described below, to be eligible to submit a nomination notice, a shareholder must have held shares of the Company representing at least two percent (2%) of the outstanding shares of the Company continuously for a period of not less than two (2) years as of the date of submission of the notice, and must continue to hold such shares through the date of the relevant annual meeting. The Board has the right to request documentary evidence of such continuous ownership, and failure to provide such evidence within ten (10) business days of such request will render the notice defective. This notice must contain certain specific information set forth in our bylaws, including the following minimum information with respect to each nominee: (a) the name, age, business address and residence address of the nominee, (b) the class, series and number of any shares of the Company that are beneficially owned by such nominee, (c) the date such shares were acquired and the investment intent of such acquisition, and (d) any other information relating to the nominee that is required to be disclosed in solicitations for proxies for election of trustees pursuant to Regulation 14A of the Exchange Act. The notice must also include, among other items set forth in our bylaws, information regarding the background and qualifications of the proposed nominee, information regarding any agreements or understandings with the nominee related to how the nominee would vote as a trustee or be compensated, reimbursed, or indemnified as a trustee, and certain information regarding the shareholder who submitted the nomination notice, including any anticipated benefit to such shareholder or any “Associated Person” (as defined in the bylaws). We may require any proposed nominee to furnish such other information as we may reasonably require to determine the eligibility of such proposed nominee to serve as a trustee. Upon written notice by the Board to the nominating shareholder of any material inaccuracy or deficiency, the shareholder shall have five business days to cure the deficiency by written notice to the secretary of the Company; provided, however, that no cure shall be available after the relevant meeting has commenced. The chairman of the meeting shall have the authority to determine whether any nomination or proposal was made in accordance with the Company’s bylaws and, if not, to declare that such defective nomination or proposal shall be disregarded. See “Shareholder Proposals” in this proxy statement and the relevant provisions of our bylaws for other requirements of shareholder proposals.

The Nominating and Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, our company and our shareholders. In considering possible candidates for election as a trustee, the Nominating and Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting trustees who:

•	are of high character and integrity;

•	are accomplished in their respective fields, with superior credentials and recognition;

•	have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•	have sufficient time available to devote to our affairs;

•	are able to work with the other members of the Board and contribute to our success;

•	can represent the long-term interests of our shareholders as a whole; and

•	are selected such that the Board represents a range of backgrounds and experience.

The Nominating and Governance Committee also evaluates candidates proposed by shareholders using the factors described above. The Nominating and Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying trustee nominees. In determining whether to recommend a trustee nominee, the Nominating and Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, ethnic background, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending trustee nominees. The Nominating and Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting trustee nominees is consistent with the goal of creating a board of trustees that best serves our needs and the interests of our shareholders.

Compensation Committee

The Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation paid directly, if any, by the Company to the Company’s chief executive officer and any other executive officers of the Company. The Compensation Committee also assists the Board with matters related to compensation generally.

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is or has been one of our officers or employees, and none has any relationships with us of the type that is required to be disclosed in this Proxy Statement under Item 407(e)(4) of Regulation S-K. None of our executive officers serves or has served as a member of the board of trustees, compensation committee or other board committee performing equivalent functions of any entity that has any relationships with us of the type that is required to be disclosed in this Proxy Statement under Item 407(e)(4) of Regulation S-K.

Compensation of Executive Officers and Trustees

(a) Compensation of Executive Officers

We do not currently have any employees. None of our officers receives direct compensation from us. We have agreed to reimburse the Advisor, in its capacity as our administrator, for our allocable portion of overhead under our administration agreement (the “Administration Agreement”) with the Advisor, including rent and our allocable portion of the costs and expenses of our Chief Compliance Officer, Chief Financial Officer and their respective staffs, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our Sarbanes-Oxley internal control assessment. In addition, to the extent that the Advisor outsources any of its administrative functions, including to a sub-administrator, we will pay the fees associated with such functions at cost. We will agree to reimburse the Advisor, in its capacity as our administrator, for our allocable portion of the compensation of any personnel that it provides for our use.

(b) Compensation of Trustees

Each of our Independent Trustees receives an annual fee of $80,000. The Independent Trustees also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each regular Board meeting and $1,000 for each special meeting. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended. In addition, the Chairman of the Audit Committee receives an additional annual fee of $7,500. The Board, as a whole, participates in the consideration of Independent Trustees compensation, and decisions on Independent Trustee compensation are based on, among other things, a review of data of comparable business development companies. We have obtained trustees’ and officers’ liability insurance on behalf of our trustees and officers.

No compensation is paid to Trustees who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, of the Company.

The following table shows information regarding the compensation earned by the Trustees for the fiscal year ended December 31, 2025.

Name of Trustee	Aggregate Compensation From the Company(3)	Aggregate Compensation from Fund Complex(4)
Independent Trustees
Amy Butte	$90,000	$231,000
David G. Fubini	$90,000	$231,000
Thomas A. Hough(1)	$97,500	$258,500
Jay Margolis	$90,000	$231,000
Clare S. Richer	$90,000	$231,000
Interested Trustees(2)
Michael A. Ewald	$0	$—
Jeffrey B. Hawkins	$0	$—
Michael J. Boyle	$0	$—

(1)	Includes compensation as Chairman of the Audit Committee.
(2)	Mr. Ewald, Mr. Hawkins and Mr. Boyle are each an “interested person” and, as such, receive no compensation from the Company for their service as Trustees.
(3)

The Company did not award any portion of the fees earned by the Trustees in stock or options during the year ended December 31, 2025. The Company does not have a profit-sharing plan, and Trustees do not receive any pension or retirement benefits from the Company.

(4)	“Fund Complex” includes the Company and Bain Capital Specialty Finance, Inc.

Code of Ethics and Insider Trading Policy
As required by Rule
17j-1
under the 1940 Act and Rule
204A-1
under the Investment Advisers Act of 1940, respectively, we and the Advisor have each adopted a code of ethics which establishes, among other things, procedures for personal investments and restricts certain personal securities transactions, including transactions in securities that are held by the Company. Personnel subject to these codes may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the codes’ requirements, including pre-clearance
requirements. The codes of ethics generally do not permit investments by our and the Advisor’s personnel in securities that may be purchased or sold by us.
The codes of ethics are available as an exhibit to our registration statements on the SEC’s EDGAR Database at
http://www.sec.gov
.
In addition, under the Company’s Insider Trading Policy, purchases and sales of the Company’s securities by trustees, managers, partners, officers and employees of the Company, Bain Capital, LP, Bain Capital Credit, LP or the Advisor (collectively, the “Covered Personnel”) (and their respective immediate family members) must first be cleared by our Chief Compliance Officer or his or her designee prior to placing any order related to such transactions. In order to avoid even the appearance of impropriety, we discourage trades by Covered Personnel that are of a short-term, speculative nature rather than for investment purposes. Under the Insider Trading Policy, short-selling and margining of, or borrowing against, securities of the Company are prohibited. The Company’s Insider Trading Policy is filed as an exhibit to the Company’s Annual Report on Form
10-K
for the year ended December 31, 2025.
Committee Charters and Other Corporate Governance Documents
We maintain a corporate governance section on our website, which contains copies of the charters for the committees of our Board. The corporate governance section may be found at https://www.baincapitalprivatecredit.com in the “Investors – Governance” section. The corporate governance section contains the following documents:

•	Audit Committee Charter;

•	Nominating and Governance Committee Charter; and

•	Compensation Committee Charter.
In addition, the Company’s Code of Conduct may be found at https://www.baincapitalprivatecredit.com in the “Investors – Governance” section. The Board has adopted the Code of Conduct in order to establish policies, guidelines and procedures that promote ethical practices and conduct by the Company and its principal executive officer, principal financial officer, principal accounting officer or controller, as well as the Company’s trustees, officers, and employees (if any). All such covered persons are responsible for maintaining the level of integrity and for complying with the policies contained in the Code of Conduct. In addition, each such person is required to acknowledge that he or she has received, read and understands the Code of Conduct and agrees to comply with the policies and procedures contained therein at the time of hire and annually thereafter. The Company intends to disclose substantive amendments to, or waivers from, the Code of Conduct within four business days of the waiver or amendment through a posting on our website.
Each of the above listed corporate governance documents is available in print to any shareholder who requests a copy in writing to Bain Capital Private Credit at 200 Clarendon Street, 37th Floor, Boston, MA 02116, Attention: Secretary.

Certain Relationships and Related-Party Transactions

Resource Sharing Agreement

The Advisor has entered into a resource sharing agreement (the “Resource Sharing Agreement”) with Bain Capital Credit pursuant to which Bain Capital Credit provides the Advisor with experienced investment professionals (including the members of the Advisor’s Credit Committee) and access to the resources of Bain Capital Credit so as to enable the Advisor to fulfill its obligations under the investment advisory agreement as amended and/or restated from time to time (the “Advisory Agreement”), between us and the Advisor.

Our senior management and the Chairman of the Board, Mr. Hawkins, have ownership and financial interests in Bain Capital Credit. In addition, our executive officers and Trustees and other employees of Bain Capital Credit and our Advisor, including our portfolio managers, are, or may be, investors in, or serve, or may serve, as officers, directors, members, or principals of, entities that operate in the same or a related line of business as we do, or of Bain Capital Credit clients. Similarly, Bain Capital Credit and its affiliates may have other clients with similar, different or competing investment objectives. Accordingly, the members of the professional staff of Bain Capital Credit and our Advisor will have demands on their time for the investment, monitoring and other functions of other funds advised by Bain Capital Credit.

Investment Advisory Agreement

We entered into the Advisory Agreement with the Advisor, an investment advisor registered with the SEC, to manage our day-to-day operating and investing activities. We pay the Advisor a fee for its services under the Advisory Agreement consisting of two components — a base management fee and an incentive fee. During the year ended December 31, 2025, $20.6 million of aggregate advisory fees, net of waivers disclosed in the 2025 Annual Report, were incurred under the Advisory Agreement.

Administrative Agreement

The Company has entered into the Administration Agreement with the Advisor to provide us with the office facilities and administrative services necessary to conduct our day-to-day operations. The Administrator has also hired a sub-administrator to assist in the provision of administrative services. The Company incurred expenses related to the Administrator of $0.7 million for the year ended December 31, 2025. The Company incurred expenses related to the sub-administrator of $0.9 million for the year ended December 31, 2025.

Co-Investment Opportunities

We have in the past, and will in the future, co-invest on a concurrent basis with other affiliates of Bain Capital Credit, so long as such co-investment is permissible under existing regulatory guidance, our exemptive relief, applicable regulations and Bain Capital Credit’s allocation procedures. We, the Advisor and certain of our affiliates have been granted exemptive relief from the SEC to permit greater flexibility to negotiate the terms of co-investments in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements, which may afford us additional investment opportunities and an ability to achieve greater diversification. Our exemptive order permits us to invest with Bain Capital Credit clients in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. Under the terms of the exemptive relief, a majority of the Independent Trustees must reach certain conclusions in connection with certain co-investment transactions (e.g. in the case of follow-on investments in an existing issuer in which affiliates, but not the Company, have an existing investment, and non-pro rata follow-on investments in, and dispositions of, securities of an existing issuer). The exemptive relief imposes other conditions with which we must comply to engage in co-investment transactions. In certain situations where co-investment is not covered by our exemptive relief, Bain Capital Credit’s personnel will make allocation determinations based on policies and procedures designed to reasonably ensure that investment opportunities are allocated fairly and equitably among affiliated funds over time and in a manner consistent with applicable laws, rules and regulations.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires executive officers, directors and persons who beneficially own more than 10% of any class of a company’s common shares to file reports of ownership and changes in ownership with the SEC. To our knowledge, based solely on a review of the copies of reports or written representations from such persons, we believe that our executive officers and Trustees have complied in a timely manner with all applicable Section 16(a) filing requirements except that one Form 3 was filed on March 5, 2026 for Ms. Hooper, which should have been reported by March 2, 2026, to reflect no ownership of securities at the time she was appointed a Section 16 officer.

Related-Party Transaction Policy

The Audit Committee conducts quarterly reviews of any potential related-party transactions brought to its attention and, during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics. Each of our trustees and executive officers is instructed and periodically reminded to inform the Company’s Chief Compliance Officer of any potential related-party transactions. In addition, each such trustee and executive officer completes a questionnaire on an annual basis designed to elicit information about any potential related-party transactions.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE CLASS I TRUSTEE NOMINEES NAMED IN THIS PROXY STATEMENT.

PROPOSAL 2 – RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At a meeting of the Board held on February 18, 2026, the Audit Committee selected and recommended, and the Board, including a majority of the Independent Trustees, approved the selection of PricewaterhouseCoopers LLP (“PwC”) to act as independent registered public accountant for the Company for the fiscal year ending December 31, 2026. The holders of the Company’s Common Shares are being asked to ratify this selection of PwC as independent registered public accountant for the Company. PwC has advised the Company that neither the firm nor any present member or associate of it has any material financial interest, direct or indirect, in the Company or its subsidiaries.

Although action by the shareholders on this matter is not required, the Audit Committee and the Board believe it is appropriate to seek shareholder ratification of this appointment in light of the role played by the independent registered public accounting firm in reporting on the Company’s consolidated financial statements. Representatives of PwC are expected to be present at the Annual Meeting and will be available to respond to appropriate questions from shareholders if necessary. Representatives of PwC will be given the opportunity to make a statement at the Annual Meeting, if they so desire.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end consolidated financial statements, review of the financial statements included in the Company’s reports on Form 10-Q and services that are normally provided by PwC in connection with statutory and regulatory filings. Aggregate audit fees incurred by the Company for the years ended December 31, 2025 and 2024 were $255,000 and $230,000, respectively.

Audit-Related Fees: Audit-related fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Aggregate audit-related fees incurred by the Company for the years ended December 31, 2025 and 2024 were $35,000 and $0, respectively.

Tax Services Fees: Tax fees consist of fees billed for professional services for tax compliance, tax advice, and tax planning. These services include assistance regarding federal, state, and local tax matters. Aggregate tax fees incurred by the Company for the years ended December 31, 2025 and 2024 were $97,635 and $104,535, respectively.

All Other Fees: Other fees would include fees for products and services other than the services reported above. All other fees incurred by the Company for the years ended December 31, 2025 and 2024 were $0 and $0, respectively.

Aggregate Non-Audit Fees: The aggregate non-audit fees billed by PwC for services rendered to the Company and to the Advisor, and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company, for the years ended December 31, 2025 and 2024, were $97,635 and $104,535, respectively. These amounts represent fees PwC billed for tax-related services, including the amounts described above under the captions “Tax Services Fees” and “All Other Fees.”

Pre-approval Policy

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by PwC, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence. In accordance with this policy, the Audit Committee pre-approved all services performed by the Company’s independent registered public accounting firm in 2026.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. The Audit Committee has delegated pre-approval authority to its chairperson (the “Chairperson”) and may delegate pre-approval authority to one or more of its other members. The Chairperson and any other member or members to whom such authority is delegated will report any pre-approval decisions to the Audit Committee at its next scheduled meeting.

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PWC AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2026.

Audit Committee Report1

The following is the report of the Audit Committee of Bain Capital Private Credit (the “Company”) with respect to the Company’s audited financial statements for the fiscal year ended December 31, 2025 (the “Audited Financial Statements”).

The Audit Committee has: (a) reviewed and discussed the Audited Financial Statements with the management of the Company; (b) discussed with PricewaterhouseCoopers LLP (“PwC”), the Company’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the Securities and Exchange Commission (the “Commission”); and (c) received written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence and has discussed with PwC its independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Company for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the Company’s independent auditor. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Company’s financial statements has been carried out in accordance with the standards of the PCAOB or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration and review of the Audited Financial Statements and the discussions referred to above with management and PwC, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the charter and those discussed above, the Audit Committee recommended to the Board of Trustees that the Audited Financial Statements be accepted by the Board of Trustees and included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 for filing with the Commission.

February 18, 2026

The Audit Committee

Amy Butte

David G. Fubini

Thomas A. Hough

Jay Margolis

Clare S. Richer

(1)

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

OTHER BUSINESS

The Trustees do not intend to present any other business at the Annual Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Annual Meeting, the persons named in the proxy will vote thereon in accordance with their judgment.

COMMUNICATIONS WITH THE BOARD

All interested parties, including shareholders, may send communications to the Board, the Independent Trustees, the Chairman or any other individual trustee, by addressing such communication to the Board, the Independent Trustees, the Chairman or to the individual trustee, c/o Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116.

ANNUAL AND QUARTERLY REPORTS

Copies of the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K are available at our website at https://www.baincapitalprivatecredit.com or, without charge, by writing Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116, or by calling (617) 516-2350. Copies of such reports are also posted and are available without charge posted via EDGAR on the SEC’s website at www.sec.gov.

ADDITIONAL INFORMATION

The principal address of the Company’s investment adviser is BCPC Advisors, LP, 200 Clarendon Street, 37th Floor, Boston, MA 02116.

SHAREHOLDER PROPOSALS

The Company expects that its 2027 annual meeting of shareholders (the “2027 Annual Meeting”) will be held in May 2027, but the exact date, time and location of such meeting have yet to be determined. Any shareholder who wishes to have a qualified proposal considered for inclusion in our proxy statement for our 2027 Annual Meeting, pursuant to Rule 14a-8 promulgated under the Exchange Act (“Rule 14a-8”), must ensure that notice of such proposal is received at our principal executive offices at 200 Clarendon Street, 37th Floor, Boston, MA 02116 no later than December 21, 2026, and that such proposal complies with all applicable requirements of Rule 14a-8.

The Company’s bylaws contain an advance notice provision requiring that a shareholder who intends to present a proposal for the nomination of a trustee or other business at the 2027 Annual Meeting (other than a shareholder proposal to be included in our proxy materials pursuant to Rule 14a-8), must timely submit notice of the proposal in writing to the Secretary of the Company, c/o Bain Capital Private Credit, 200 Clarendon Street, 37th Floor, Boston, MA 02116 and otherwise comply with the advance notice provisions and other requirements of our bylaws, a copy of which is on file with the SEC, and may be obtained from our Secretary upon request.

The advance notice provisions of our bylaws require that nominations of persons for election to the Board and proposals of other business to be considered by the shareholders at the 2027 Annual Meeting must be delivered in writing to our Secretary and received no later than December 21, 2026 or earlier than November 21, 2026 and must otherwise be a proper matter for action by the shareholders. We advise you to review our bylaws, which contain additional requirements about advance notice of shareholder proposals and trustee nominations, including but not limited to the different notice submission date requirements in the event that the date of the 2027 Annual Meeting is changed by more than 30 days from the date contemplated in this Proxy Statement. The above procedures and requirements are only a summary of the provisions in our bylaws regarding shareholder nominations of trustees and proposals of business to be considered by the shareholders. Please refer to our bylaws for more information on shareholder proposal requirements.

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the meeting unless certain securities law requirements are met. The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

It is important that proxies be returned promptly. If you will not attend the Annual Meeting electronically via live webcast, we urge you to sign, date and promptly return the enclosed voting instruction form or proxy card in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States, or use the internet or telephone voting options to cast your vote as soon as possible.

Boston, Massachusetts

April 20, 2026

styleIPC Your vote P.O. BOX 8016, CARY, NC 27512-9903 matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the control number located in the box above available when you access the website and follow the instructions. Bain Capital Private Credit Internet: www.proxypush.com/BCPrivateCredit • Cast your vote online Annual Meeting of Shareholders • • Have your Proxy Card ready Follow the simple instructions to record your vote For Shareholders of record as of April 10, 2026 Phone: Thursday, May 21, 2026 3:00 PM, Eastern Time 1-866-610-7484 • Use any touch-tone telephone The Annual Meeting will be held virtually via a live webcast. • Have your Proxy Card ready Please visit www.proxydocs.com/BCPrivateCredit for more details. • Follow the simple recorded instructions Live Agent: 1-888-748-5208 Speak to a live agent and vote on a recorded line YOUR VOTE IS IMPORTANT! Monday through Friday, 9 a.m. to 6 p.m. ET PLEASE VOTE BY: 3:00 PM, Eastern Time, May 21, 2026. Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid This proxy is being solicited on behalf of the Board of Trustees envelope provided The undersigned, revoking prior proxies, hereby appoints Adriana Rojas Garzón and Caroline Hooper or any of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Shareholders of Bain Capital Private Credit (the “Company”), to be held on May 21, 2026, at 3:00 p.m., Eastern Time, or at any adjournment thereof, with respect to the Proposals described in the Notice of Annual Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Annual Meeting and accompanying Proxy Statement. When properly executed, this proxy will be voted as indicated, or if no choice is indicated, “FOR”, the Proposals. The proxy will be voted in accordance with the proxyholders’ discretion as to any other matters that may arise at the Annual Meeting, in accordance with SEC rules. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Trustees’ recommendation. The named proxies cannot vote your shares unless you sign (on the reverse side) and return this card. 143203-005 PLEASE BE SURE TO 07 Apr 26 SIGN AND DATE 20:27 THIS PROXY CARD AND Page MARK 1 ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

Bain Capital Private Credit Annual Meeting of Shareholders Please make your marks like this: THE BOARD OF TRUSTEES RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 BOARD OF TRUSTEES PROPOSAL YOUR VOTE RECOMMENDS 1. To elect three Class I Trustees of the Company who will serve for a three-year term expiring at the Company’s 2029 annual meeting of shareholders or until their respective successor is duly elected and qualified; FOR AGAINST ABSTAIN 1.01 Amy Butte FOR #P2# #P2# #P2# 1.02 Thomas A. Hough FOR #P3# #P3# #P3# 1.03 Clare S. Richer FOR #P4# #P4# #P4# FOR AGAINST ABSTAIN 2. To ratify the selection of PricewaterhouseCoopers LLP to serve as the Company’s independent FOR registered public accounting firm for the fiscal year ending December 31, 2026 #P5# #P5# #P5# NOTE:The transaction of such other business as may properly come before the meeting. You must register to attend the meeting online and/or participate at www.proxydocs.com/BCPrivateCredit Authorized Signatures—Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. 143203-005 07Apr26 20:27 Page 2 Signature (and Title if applicable) Date Signature (if held jointly) Date